                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1996 to March 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1996.

                                   GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1996

                          CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                          TRUST ACCOUNT #13210501
                          REMITTANCE DATE:  4/15/96

                                             Total $        Per $1,000
                                              Amount         Original
                                             -------        ----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $5,634,567.55

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.50%)        5.50%
         b. Class A-1 Interest                 530,607.95   4.42173292
         c. Class A-2 Remittance Rate(5.85%)        5.85%
         d. Class A-2 Interest                 243,750.00   4.87500000
         e. Class A-3 Remittance Rate(6.20%)        6.20%
         f. Class A-3 Interest                 180,833.33   5.16666657
         g. Class A-4 Remittance Rate(6.50%)        6.50%
         h. Class A-4 Interest                 270,833.33   5.41666660
         i. Class A-5 Remittance Rate(7.00%)        7.00%
         j. Class A-5 Interest                 443,041.67   5.83333338

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                 .00          .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                 .00          .00

B.  Principal
     (5) Formula Principal Distribution
         Amount                              2,446,269.85          N/A
         a. Scheduled Principal                377,529.99          N/A
         b. Principal Prepayments            2,068,739.86          N/A
         c. Liquidated Contracts                      .00          N/A
         d. Repurchases                               .00          N/A
     (6)  Pool Scheduled Principal
          Balance                          392,089,489.43 983.25521494
    (6a)  Pool Factor                           .98325521

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1996

                       CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE:  4/15/96

  (7) Unpaid Class A Principal Shortfall
      (if any)following prior Remittance
      date                                          .00

  (8) Class A Percentage for such Remittance
      Date                                        91.91%

  (9) Class A Percentage for the following
      Remittance Date                             91.86%

 (10) Class A Principal Distribution:
      a. Class A-1                         2,446,269.85   20.38558208
      b. Class A-2                                  .00           .00
      c. Class A-3                                  .00           .00
      d. Class A-4                                  .00           .00
      e. Class A-5                                  .00           .00

 (11) Class A-1 Principal Balance        113,322,736.43  944.35613692
(11a) Class A-1 Pool Factor                   .94435614

 (12) Class A-2 Principal Balance         50,000,000.00  1000.0000000
(12a) Class A-2 Pool Factor                  1.00000000

 (13) Class A-3 Principal Balance         35,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                  1.00000000

 (14) Class A-4 Principal Balance         50,000,000.00  1000.0000000
(14a) Class A-4 Pool Factor                  1.00000000

 (15) Class A-5 Principal Balance         75,950,000.00  1000.0000000
(15a) Class A-5 Pool Factor                  1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                          .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                           1,827,686.55            50

 (18) 60 days or more                        450,749.37            10

 (19) Current Month Repossessions             85,014.40             2

 (20) Repossession Inventory                  85,014.40             2


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                                       CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                                       TRUST ACCOUNT #13210501
                                       REMITTANCE DATE:  4/15/96


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                               .11%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                  .05%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                               .47%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                  .23%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                           0%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                            0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                           0%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                               17.19%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                                     CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                                     TRUST ACCOUNT #13210501
                                     REMITTANCE DATE:  4/15/96

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance
         Date greater than $

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date
         is equal to or greater than 12.00%                           8.09%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT        CUSIP#'S 393505LF7
                                  March, 1996         TRUST ACCOUNT #13210501
                                    Page 5            REMITTANCE DATE:  4/15/96


                                                           Total $                    Per $1,000
                                                           Amount                      Original
                                                          ---------                  -------------
CLASS M1 CERTIFICATES
- ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                                    1,519,231.42

A.     Interest
 (28)  Aggregate interest
       a. Class M-1 Remittance Rate (7.00%,
          unless Weighted Average Contract
          Rate is below 7.00%)                                  7.00%
       b. Class M-1 Interest                               209,416.67                   5.83333343

 (29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                          .00                            0

 (30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                          .00                            0

 (31)  Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall                     .00                            0

 (32)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall                     .00                            0

B.     Principal
 (33)  Formula Principal Distribution Amount
       a. Scheduled Principal                                     .00                          N/A
       b. Principal Prepayments                                   .00                          N/A
       c. Liquidated Contracts                                    .00                          N/A
       d. Repurchases                                             .00                          N/A

 (34)  Class M-1 Principal Balance                      35,900,000.00                1000.00000000
 (34a) Class M-1 Pool Factor                               1.00000000

 (35)  Class M-1 Percentage for such Remittance
       Date                                                      .00%

 (36)  Class M-1 Percentage for the following
       Remittance Date                                           .00%

 (37)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                                     .00                   0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                    .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996      CUSIP#'S 393505LG5,LH3

                                                   REMITTANCE DATE:  4/15/96

                                                      Total $      Per $1,000
                                                       Amount       Original
                                                    ------------  ------------
Class B1 Certificates
- ---------------------
  (1) Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                        1,309,814.75

  (2) Class B-1 Remittance Rate (6.95% unless
      Weighted Average Contract Rate is
      below 6.95%)                                         6.95%

  (3) Aggregate Class B1 Interest                      92,377.08  5.79166646

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00         .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                     .00         .00

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                      .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                      .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

 (8a) Class B Percentage for such Remittance Date            .00

 (8b) Class B Percentage for the following
      Remittance Date                                        .00

  (9) Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(10a) Class B1 Principal Shortfall                           .00

(10b) Unpaid Class B1 Principal Shortfall                    .00

 (11) Class B Principal Balance                    31,916,753.00

 (12) Class B1 Principal Balance                   15,950,000.00

Class B2 Certificates
- -----------------------------------
 (13) Remaining Amount Available                    1,217,437.67

 (14) Class B-2 Remittance Rate (7.30%
      unless Weighted Average Contract
      Rate is less than 7.30%)                             7.30%

 (15) Aggregate Class B2 Interest                      97,131.08  6.08333329

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996      CUSIP#'S 393505LG5,LH3
                                                   REMITTANCE DATE:  4/15/96

                                                      Total $      Per $1,000
                                                       Amount       Original
                                                    ------------  ------------
 (16) Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00         .00

 (17) Remaining Unpaid Class B2
      Interest Shortfall                                     .00         .00

 (18) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                   .00

 (19) Class B2 Principal Liquidation Loss Amount             .00

 (20) Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

 (21) Guarantee Payment                                      .00

 (22) Class B2 Principal Balance                   15,966,753.00

 (23) Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                164,389.89

 (24) Class C Residual Payment                        955,916.70

 (25) Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

 (26) Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

 (27) Repossessed Contracts                            85,014.40

 (28) Repossessed Contracts Remaining
      in Inventory                                     85,014.40

 (29) Weighted Average Contract Rate                     9.77284